EXECUTION VERSION

                  WAIVER AND FOURTH AMENDMENT TO LOAN AGREEMENT
                          AND REAFFIRMATION OF GUARANTY

     This WAIVER AND FOURTH AMENDMENT TO LOAN AGREEMENT AND REAFFIRMATION OF GUARANTY (this "Agreement") is made and entered into as of the 30th day of March, 2007, by and among LASALLE BANK MIDWEST N.A., a national banking association, successor to Standard Federal Bank, N.A. ("Lender"), as the lender, EUGENE WELDING CO., a Michigan corporation, as the borrower ("Borrower") and TARPON INDUSTRIES, INC., a Michigan corporation, as a guarantor and Obligor ("Tarpon"). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement (as defined below).

                                    RECITALS

     A. Lender has made or agreed to make to Borrower (i) certain revolving loans (the "Revolving Loans") in the original principal sum of up to $7,000,000, as evidenced by that certain Revolving Note dated as of August 11, 2004, and
(ii) a certain term loan (the "Term Loan") in the original principal sum of $1,394,000, as evidenced by that certain Term Note dated August 11, 2004.

     B. The aforementioned loans were made pursuant to and secured by, inter alia, (i) that certain Loan and Security Agreement, dated as of August 11, 2004 (as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time, including, without limitation, pursuant to this Agreement, the "Loan Agreement"), between Borrower and Lender, (ii) that certain Securities Pledge Agreement, dated as of August 11, 2004 (as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"), from Borrower in favor of Lender, (iii) that certain Continuing Unconditional Guaranty, dated as of August 11, 2004 (as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), made by Tarpon in favor of Lender, and (iv) the "Other Agreements," as such term is defined in the Loan Agreement.

     C. Pursuant to that certain First Amendment to Loan Agreement and Reaffirmation of Guaranty, entered into in December, 2004 (the "First Amendment"), Lender and Borrower amended the Loan Agreement to increase the Maximum Revolving Loan Limit from $7,000,000 to $9,000,000, and for the other purposes and on the terms set forth therein.

     D.  Pursuant  to  that  certain  Second  Amendment  to Loan  Agreement  and
Reaffirmation of Guaranty, dated as of December 12, 2005 (the "Second Amendment"), Lender and Borrower further amended the Loan Agreement (i) to reset certain financial covenants and waive certain covenant defaults, (ii) to permit certain loans and other payments to be made to Tarpon, (iii) to increase the interest rate on the Loans, and (iv) for the other purposes and on terms set forth therein.

     E. Pursuant to that certain Third Amendment to Loan Agreement and Reaffirmation of Guaranty, dated as of March 22, 2006 (the "Third Amendment"), Lender and Borrower further amended the Loan Agreement to (i) establish a $750,000 sublimit within the Revolving Loan Limit for issuance of letters of credit, and (ii) allow Borrower to repay certain cash advances made by Tarpon for the purpose of creating sufficient availability for the issuance of letters of credit under the Loan Agreement.

     F. The Loan Agreement, the Pledge Agreement, the Guaranty and the Other Agreements are collectively referred to herein as the "Financing Agreements."

     G. As of the date hereof, numerous Events of Default, including, without limitation, those Events of Default referenced in the October 2, 2006 default notice and reservation of rights letter delivered by Lender to Borrower, have occurred and are continuing under the Loan Agreement.

     H. Tarpon recently advised Lender that Tarpon and Laurus Master Fund, Ltd. ("Laurus") have entered into the Laurus Restructuring Letter Agreement, pursuant to which Laurus agreed, subject to the terms and conditions set forth therein, to restructure the secured indebtedness owing by Tarpon to Laurus under the Laurus Secured Convertible Note.

     I. Tarpon and Borrower have requested, and Lender has agreed, to further amend the Loan Agreement to, among other things: (i) permit Tarpon to perform its obligations under the Laurus Restructuring Letter Agreement, (ii) permit proceeds of the Supplemental Equity Raises to be used to fund, among other things, working capital expenditures incurred by, or for the direct benefit of, Borrower, (iii) modify the interest rate on the Loans, (iv) reset the financial covenants set forth in the Loan Agreement and add certain new financial covenants thereto, (v) extend the Original Term and modify the prepayment premium provisions, (vi) cross-default the Loan Agreement with the Steelbank Loan Agreement (as defined below), the Laurus Secured Convertible Note and the Laurus Restructuring Letter Agreement, and (vii) waive an existing Defaults and Events of Default under the Loan Agreement, in each case subject to the terms and conditions set forth herein.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  recitals and mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Acknowledgement  of  Outstanding  Loans.   Borrower  and  Tarpon  each
acknowledges and agrees that, as of March 29, 2007, (i) the outstanding principal balance of the Term Loan was $720,233.43, and (ii) the outstanding principal balance of the Revolving Loans was $5,300,295.20.

     2. Acknowledgement and Waiver of Existing Events of Defaults. Borrower and Tarpon each acknowledges and agrees that numerous Events of Default have occurred and are continuing under the Loan Agreement as of the date hereof, and that based thereon Lender has, since no later than October 1, 2006, had the right to charge, and has been charging, interest on all Loans at the default rate. Subject to the effectiveness of this Agreement, Lender hereby waives any and all Events of Default that had occurred and were continuing under the Loan Agreement or any Other Agreement as of the date hereof (collectively, the "Existing Senior Defaults"); provided, however, that such waiver shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any other Default, Event of Default or any other term or condition set forth in the Financing Agreements, nor shall it be deemed to waive, affect or diminish any right of Lender hereafter to demand strict compliance and performance with all of the terms and conditions of the Financing Agreements, all of which rights, powers, defenses and remedies are hereby expressly reserved by Lender.

     3. Amendments to Loan Agreement. Upon the effectiveness of this Agreement, the Loan Agreement shall be amended as follows:

     a. Section 1 of the Loan Agreement is hereby amended by adding in proper alphabetical order or amending and restating in its entirety, as applicable, each of the following definitions:

          ""Applicable Margin" shall mean a percentage equal to: (i) during the period commencing on the Fourth Amendment Closing Date and ending on the Supplemental Raise 3 Closing Date, two percent (2.00%); (ii)
          during the period  commencing  on the day  immediately  following  the
          Supplemental Raise 3 Closing Date and ending on June 30, 2008, the percentage set forth in the "Margin" column opposite Level IV in the table below; and (iii) beginning in the next calendar month thereafter, and as of each date of determination (and until the next such date of determination), a percentage equal to the percentage set forth below in the "Margin" column opposite the Level at which both the Debt Service Coverage Ratio test and the Excess Availability test corresponding thereto are satisfied as of the last day of the then most recently ended calendar month (provided, that if either such test corresponding to Level IV is satisfied, the percentage opposite Level IV below shall apply):


          ------------- ------------------------------------- -------------------------------- ----------------------
          Level         Debt Service Coverage Ratio           Excess Availability              Margin

          ------------- ------------------------------------- -------------------------------- ----------------------
               I        Greater than or equal to 3.00 to      Greater than or equal to                 0.25%
                        1.00                                  $750,000
           ------------- ------------------------------------- -------------------------------- ----------------------
               II       Greater than or equal to 2.50 to      Greater than or equal to                 0.50%
                        1.00                                  $750,000
          ------------- ------------------------------------- -------------------------------- ----------------------
              III       Greater than or equal to 2.00 to      Greater than or equal to                 1.00%
                        1.00                                  $500,000
          ------------- ------------------------------------- -------------------------------- ----------------------
               IV       Less than 2.00 to 1.00                Less than $500,000                       1.50%
          ------------- ------------------------------------- -------------------------------- ----------------------

          Each date of determination for the calculation of Applicable Margin shall be the first day of the month immediately following the delivery by the Borrower to Lender of a new Compliance Certificate for the most recently ended calendar month. Notwithstanding anything to the contrary set forth in this Agreement (including, without limitation, the then effective Debt Service Coverage and Excess Availability), each of the following shall result in the immediate increase in the Applicable Margin to the percentage set forth in the appropriate column opposite Level IV in the table above:

          (i) if any Default or Event of Default has occurred and is continuing as of any date of determination for the calculation of Applicable Margin, the Level IV percentage in the table above shall remain in effect until the first date of determination for the calculation of Applicable Margin following the date on which all Defaults and Events of Default have been cured by Borrower or waived by Lender in its sole discretion;

          (ii) if the Borrower fails to timely deliver a Compliance Certificate and corresponding quarterly financial statements for any calendar month as required under Section 9(c) hereof, the Level IV percentage in the table above shall remain in effect until the first date of determination for the calculation of Applicable Margin with respect to which the Borrower delivers a Compliance Certificate and all corresponding monthly financial statements supporting a reduction to the Applicable Margin until the next date of determination; and

          (iii) if any Compliance Certificate or corresponding monthly financial statement is shown to be inaccurate (regardless of whether this Agreement or the commitments of Lender hereunder are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (each, an "Applicable Period") than the Applicable Margin actually applied for such Applicable Period, then: (A) the Borrower shall immediately deliver to Lender a corrected Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be equal to the percentage set forth in the "Margin" column opposite Level IV in the table above; and (C) Borrower shall immediately pay to Lender the additional accrued interest owing hereunder as a result of such increased Applicable Margin for such Applicable Period (it being understood that this clause
               (iii) shall not in any way limit the rights and remedies of Lender with respect to any Default or Event of Default).

               "Compliance Certificate" shall mean a compliance certificate in the form attached hereto as Exhibit B, which shall include a calculation of all financial covenants required to be tested for such period pursuant to Section 14 hereof.

               "Default" shall mean any event or circumstance which, with the passage of time and/or the giving of notice, will become an Event of Default.

               "EBITDA" shall mean, with respect to any period, Borrower's net income after taxes for such period; minus all after-tax gains or losses on the sale of assets (other than the sale of Inventory in the ordinary course of business) and all other after-tax extraordinary gains and losses, in each case for such period; plus interest expense, income tax expense, depreciation and amortization for such period; plus all accrued unpaid management fees payable to Tarpon to the extent permitted under Section 13(k) hereof; minus all dividends, distributions and other payments of any kind made to, on behalf of or for the direct benefit of Tarpon by Borrower; plus or minus, as applicable, any other non-cash charges or gains which have been subtracted or added, as the case may be, in calculating Borrower's net income after taxes for such period.

               "Excess Availability" shall mean, as of any date of determination by Lender, the sum of: (a) lesser of (i) the Maximum Revolving Loan Limit less the sum of the outstanding Revolving Loans and Letter of Credit Obligations, and (ii) the Revolving Loan Limit less the sum of the outstanding Revolving Loans and Letter of Credit Obligations, plus
          (b) Borrower's cash and cash equivalents on hand, in each case as of the close of business on such date of determination, and assuming, for purposes of calculating Excess Availability, Lender may, in the exercise of its sole discretion, and without prejudice to its ability to establish other reserves permitted under this Agreement, establish a reserve in an aggregate amount based on the Borrower's outstanding debt which is in arrears (in accordance with Lender's normal standards) or which is past due in any material respect, as of such date of determination, to the extent thereof.

               "Fourth Amendment" shall mean that certain Waiver and Fourth Amendment to Loan Agreement and Reaffirmation of Guaranty, dated as of the Fourth Amendment Closing Date, by and among Tarpon, Borrower and Lender, as the same may be amended, restated or otherwise modified from time to time in accordance with the terms thereof.

               "Fourth Amendment Closing Date" shall mean March 30, 2007.

               "Initial Maturity Date" shall mean the earlier to occur of (i) August 31, 2010, and (ii) the date that is thirty (30) days prior to the stated maturity date of the Laurus Secured Convertible Note.

               "January 2007 Equity Raise" shall mean the equity financing transaction consummated by Tarpon on or about January 25, 2007.

               "LaSalle Canada" shall mean LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch.

               "Laurus" shall mean Laurus Master Fund, Ltd.

               "Laurus Indebtedness" shall mean all indebtedness and other liabilities owing by any Obligor to Laurus pursuant to the Laurus Loan Documents.

               "Laurus Loan Documents" shall mean the Laurus Secured Convertible Note, the Laurus Securities Purchase Agreement and other all agreements, instruments and documents executed and/or delivered by any Obligor and/or Laurus in connection therewith, as each of the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the respective terms thereof and of the Subordination Agreement.

                  "Laurus Restructuring" shall mean the restructuring of the Laurus Indebtedness pursuant to the terms and conditions set forth in the Laurus Restructuring Letter Agreement.

               "Laurus  Restructuring  Amendment" shall mean an amendment to all applicable Laurus Loan Documents, each in form and substance acceptable to the Lenders in its sold discretion and duly executed and delivered by Tarpon and Laurus, pursuant to which Laurus shall have agreed, consistent with the terms of the Laurus Restructuring Letter Agreement, to: (a) extend the stated maturity date of the Laurus Secured Convertible Note until a date that is three years after the date Supplemental Raise 3 is consummated; (b) amend the default rate of interest under the Laurus Secured Convertible Note to twelve percent (12%) per annum; (c) amend the provision of the applicable Laurus Loan Document(s) prohibiting Laurus from owning in excess of 4.99% of the issued and outstanding stock of Tarpon such that, immediately after giving effect to such amendment, such maximum percentage shall be increased to 9.99%; and (d) amend the amortization payment schedule of the Laurus Secured Convertible Note such that the remaining Laurus Indebtedness (after taking into account the waiver of all Waived Default Charges pursuant to the Laurus Waiver and Conversion Agreement) shall be amortized over a five year period (commencing on the date Supplemental Raise 3 is consummated) with a balloon payment due on the third anniversary of the consummation of the Laurus Restructuring; provided, however, that if aggregate amount of all principal payments made to Laurus under the Laurus Secured Convertible Note during calendar year 2007 does not exceed $1,700,000, then the outstanding principal amount of the Laurus Secured Convertible Note shall be increased, effective as of January 1, 2008, by an amount equal to Waived Default Charges, which added principal shall be amortized as provided in the immediately preceding clause
          (d).

               "Laurus Restructuring Documents" shall mean, collectively, the Laurus Restructuring Letter Agreement, the Laurus Waiver and Conversion Agreement, the Laurus Restructuring Amendment and any other document or instrument executed and delivered by Tarpon and/or any of its Subsidiaries, on the one hand, and Laurus, on the other hand, in connection with any of the foregoing.

               "Laurus Restructuring Letter Agreement" shall mean that certain letter agreement, dated as of February 28, 2007 (and as amended pursuant to a letter agreement dated March 20, 2007), between Tarpon and Laurus, pursuant to which Laurus agreed, subject to the terms and conditions set forth therein, to restructure the Laurus Indebtedness, as such letter agreement shall be in effect on the date hereof or be subsequently amended, restated, supplemented or otherwise modified with the prior written consent of Lender (provided, however, that such consent of Lender shall be deemed given to any extension of any deadline set forth in the Laurus Restructuring Letter Agreement solely with respect to the consummation of the respective Supplemental Equity Raises so long as no such extended deadline is later than the corresponding deadline set forth in this Agreement).

               "Laurus Secured Convertible Note" shall mean that certain Secured Convertible Term Note, dated as of December 13, 2005, in the aggregate original principal amount of $6,000,000, issued pursuant to the terms of the Laurus Securities Purchase Agreement, as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of the Subordination Agreement, including, without limitation, pursuant to the Laurus Restructuring Amendment (upon the effectiveness thereof).

               "Laurus Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of December 13, 2005, between Tarpon and Laurus, as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of the Subordination Agreement.

               "Laurus Waiver and Conversion Agreement" shall mean a written agreement, in form and substance acceptable to Lender in its sole discretion and duly executed and delivered by Tarpon and Laurus, pursuant to which Laurus shall have agreed, consistent with the terms of the Laurus Restructuring Letter Agreement, to: (i) waive all then existing defaults and events of default under the Laurus Secured Convertible Note and Laurus Securities Purchase Agreement, including, without limitation, those events of default arising as a result of the occurrence of the Events of Default waived by Lender pursuant to the Fourth Amendment; (ii) convert a portion of the Laurus Indebtedness at the per share purchase price to be used in Supplemental Raise 2 such that, immediately after giving effect to such conversion, Laurus shall hold no more than 4.99% of the issued and outstanding stock of Tarpon; and (c) waive all Waived Default Charges.

                  "Obligor" shall mean Borrower, Tarpon and each other Person who is or shall become primarily or secondarily liable for any of the Liabilities.

               "Steelbank Loan Agreement" shall mean that certain Loan Agreement, dated as of February 17, 2005, by and between Steelbank, as the borrower thereunder, and LaSalle Canada, as the lender therunder, as heretofore or hereafter amended, restated supplemented or otherwise modified from time to time in accordance with its terms and the Subordination Agreement.

               "Steelbank" shall mean Steelbank Tubular Inc. (f/k/a Steelbank Inc.).

               "Subordination Agreement" shall mean that certain Subordination Agreement, dated as of December 13, 2005, by and among Lender, LaSalle Canada and Laurus, as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

               "Subordinated Debt" shall mean any indebtedness of Borrower or any other Obligor that is expressly subordinated to the Liabilities on terms and conditions acceptable to the Lender in its discretion, including, without limitation, the Laurus Indebtedness.

               "Supplemental Equity Raises" shall mean, collectively, Supplemental Raise 1, Supplemental Raise 2 and Supplemental Raise 3, which shall be consummated in accordance with the terms of the Laurus Restructuring Letter Agreement.

               "Supplemental Raise 1" shall mean the first of three equity financing transactions comprising the Supplemental Equity Raises pursuant to which Tarpon shall raise and receive (except to the extent proceeds are remitted directly to pay reasonable and customary transaction expenses) not less than $1,250,000 of cash proceeds from the issuance of equity interests in Tarpon consummated on terms and conditions substantially similar to those of the January 2007 Equity Raise.

               "Supplemental Raise 1 Deadline" shall mean the earlier to occur of (i) the deadline for consummation of "Raise 1" under, and as defined in, the Laurus Restructuring Letter Agreement, or (ii) March 23, 2007.

               "Supplemental Raise 2" shall mean the second of three equity financing transactions comprising the Supplemental Equity Raises pursuant to which Tarpon shall raise and receive (except to the extent proceeds are remitted directly to pay reasonable and customary transaction expenses) not less than $1,000,000 of cash proceeds from the further issuance of equity interests in Tarpon (in addition to proceeds received from Supplemental Raise 1) consummated on terms and conditions substantially similar to those of the January 2007 Equity Raise.

               "Supplemental Raise 2 Deadline" shall mean the earlier to occur of (i) the deadline for consummation of "Raise 2" under, and as defined in, the Laurus Restructuring Letter Agreement, or (ii) May 1, 2007.

               "Supplemental Raise 3" shall mean the third of three equity financing transactions comprising the Supplemental Equity Raises pursuant to which Tarpon shall raise and receive (except to the extent proceeds are remitted directly to pay reasonable and customary transaction expenses) not less than $4,000,000 of cash proceeds (in addition to the proceeds received from Supplemental Raise 1 and Supplemental Raise 2) from a formal underwritten equity offering or otherwise on terms and conditions reasonably acceptable to Lender.

               "Supplemental Raise 3 Closing Date" shall mean the date on which Supplemental Raise 3 is consummated in accordance with those terms of this Agreement, the Fourth Amendment and the Laurus Restructuring Documents.

               "Supplemental Raise 3 Deadline" shall mean the earlier to occur of (i) the deadline for consummation of "Raise 3" under, and as defined in, the Laurus Restructuring Letter Agreement, or (ii) August 1, 2007.

               "Tarpon" shall mean Tarpon Industries, Inc. or any successor entity that owns one hundred percent of the issued and outstanding capital stock of Borrower at any time.

               "Waived Default Charges" shall mean all existing default interest, fees and other charges that accrued under the Laurus Loan Documents at any time prior to the effectiveness of the Laurus Waiver and Conversion Agreement."

     b. Section 4 of the Loan Agreement is hereby amended by amending and restating subsection (a) thereof in its entirety as follows:

          "(a) Interest Rate.

               Each Loan shall bear interest at the Applicable Margin per annum in excess of the Prime Rate in effect from time to time, payable on the first Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. Upon the occurrence of an Event of Default, each Loan shall bear interest at the rate of two percent (2.00%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year."

     c. Section 10 of the Loan Agreement is hereby amended by amending and restating such Section in its entirety as follows:

               "THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF UNTIL THE INITIAL MATURITY DATE (THE "ORIGINAL TERM"), AND SHALL AUTOMATICALLY RENEW ITSELF FROM YEAR TO YEAR THEREAFTER (EACH SUCH ONE-YEAR RENEWAL BEING REFERRED TO HEREIN AS A "RENEWAL TERM") UNLESS (A) LENDER ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR ANY RENEWAL TERM OR MAKES DEMAND FOR REPAYMENT PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM; (B) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF; OR (C) BORROWER ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING LENDER WRITTEN NOTICE OF SUCH ELECTION AT LEAST SIXTY (60) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM AND BY PAYING ALL OF THE LIABILITIES IN FULL ON THE LAST DAY OF SUCH TERM. If one or more of the events specified in the immediately preceding clauses (A), (B) and (C) occurs or this Agreement otherwise expires, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrower has repaid all of the Liabilities and this Agreement has terminated, Borrower and Lender shall deliver to each other a release, in form and substance satisfactory to Borrower and Lender, of all obligations and liabilities of Borrower, Lender and their officers, directors, employees, agents, parents, subsidiaries and affiliates to Borrower, and if Borrower is obtaining new financing from another lender, Borrower shall deliver an indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to Borrower's account. If, before the end of the term of this Agreement, Borrower prepays all of the Liabilities and this Agreement is terminated, Borrower agrees to pay to Lender as a prepayment fee, in addition to the payment of all other Liabilities, an amount equal to: (i) three percent (3.0%) of the Maximum Loan Limit in the event the Borrower terminates this Agreement and prepays all the Liabilities within one year following the Fourth Amendment Closing Date, (ii) two percent (2.0%) of the Maximum Loan Limit in the event the Borrower terminates this Agreement and prepays all the Liabilities more than one year but less than two years following the Fourth Amendment Closing Date, or (iii) one percent (1.0%) of the Maximum Loan Limit in the event the Borrower terminates this Agreement and prepays all the Liabilities prior to the last date of the Original Term or any then current Renewal Term."

     d. Section 14 of the Loan Agreement is hereby amended by amending and restating such Section in its entirety as follows:

          "14. FINANCIAL COVENANTS.

               Borrower shall maintain and keep in full force and effect each of the financial covenants set forth below:

          (a) Tangible Net Worth.

               Borrower's Tangible Net Worth shall not, on March 31, 2007, and on the last day of each month thereafter during the Original Term and every Renewal Term, be less than the Minimum Tangible Net Worth; "Minimum Tangible Net Worth" being defined for purposes of this subsection as: (i) on March 31, 2007 and on the last day of every month thereafter through and including December 31, 2007, an amount equal to negative $1,800,000, and (ii) thereafter, from the first day of each Fiscal Year of Borrower through the last day of such Fiscal Year of Borrower, the sum of (a) the Minimum Tangible Net Worth during the immediately preceding period plus (b) seventy-five percent (75%) of Borrower's net income (but without reduction for any net loss) for the Fiscal Year of Borrower ending on the last day of the immediately preceding period as reflected on Borrower's audited year-end financial statement; and "Tangible Net Worth" being defined for purposes of this subsection as Borrower's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve, plus the amount of any debt subordinated to Lender, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated June 30, 2004, except as set forth herein.

          (b) Debt Service Coverage.

               Borrower  shall not permit Debt Service  Coverage to be less than
          1.10 to 1.00 as of: (i) the last day of the calendar quarter ending on March 31, 2008, and (ii) the last day of each calendar quarter thereafter during the Original Term and every Renewal Term.

          (c) EBITDA.

               Borrower shall not permit EBITDA to be less than the amount set forth for the corresponding period set forth below (numbers in parentheses are negative):

                                  Period                                Amount

          January 1, 2007 through and including April 30, 2007        ($350,000)

          January 1, 2007 through and including May 31, 2007          ($320,000)

          January 1, 2007 through and including June 30, 2007         ($125,000)

          January 1, 2007 through and including July 31, 2007              $0.00

          January 1, 2007 through and including August 31, 2007         $275,000

          January 1, 2007 through and including September 30, 2007      $525,000

          January 1, 2007 through and including October 31, 2007        $875,000

          January 1, 2007 through and including November 30, 2007     $1,150,000

          January 1, 2007 through and including December 31, 2007     $1,275,000

          Twelve month period ending January 31, 2008                 $1,275,000

          Twelve month period ending February 28, 2008                $1,250,000

         (d) Capital Expenditure Limitations.

               Borrower shall not make any Capital Expenditures if, after giving effect to such Capital Expenditure, the aggregate cost of all such fixed assets purchased or otherwise acquired would exceed $300,000 during any Fiscal Year prior to the completion of Tarpon Industries, Inc.'s underwritten initial public offering of its common shares pursuant to an effective registration statement filed with the United States Securities and Exchange Commission (the "IPO"); provided Borrower may make additional Capital Expenditures of up to $1,500,000 during the 12-month period beginning with the IPO, provided such expenditures are made with proceeds of such offering, and up to $750,000 per Fiscal Year after such 12-month period (pro rated for the balance of the Fiscal Year in which the end of such 12-month period occurs)."

     e. Section 15 of the Loan Agreement is hereby amended by amending and restating subsection (b) thereof in its entirety as follows:

          "(b) Breach of this Agreement and the Other Agreements.

               (i) The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements, as the same may be amended from time to time in accordance with the respective terms thereof."

     f. Section 15 of the Loan Agreement is hereby further amended by adding as new subsections (q), (r) and (s) thereof, the following:

          "(q) Default Under Steelbank Loan Agreement.

               The occurrence of any Default or Event of Default under, and as defined in, the Steelbank Loan Agreement.

          (r) Default Under Terms of Laurus Restructuring Documents.

               (i) The failure by Tarpon to comply with any covenant or other obligation set forth in any of Sections 4, 5 or 7 of the Fourth Amendment; or (ii) the failure by any of Tarpon, Borrower, Steelbank or Laurus to comply with any term, condition, covenant, promise, agreement or other obligation set forth in any Laurus Restructuring Document, including, without limitation, (a) the failure to consummate the Laurus Waiver and Conversion Agreement concurrently with, or immediately following, the Supplemental Raise 2 Deadline, or (b) the failure to consummate the Laurus Restructuring Amendment concurrently with, or immediately following, the Supplemental Raise 3 Deadline.

          (s) Default Under Subordinated Debt.

               The occurrence of an "Event of Default" (or term of similar import) under the terms of any Subordinated Debt of any Obligor that is subject to the Subordination Agreement or any other subordination agreement to which Lender is a party, including, without limitation, any term or condition of the Laurus Secured Convertible Note or the Laurus Securities Purchase Agreement."

     g. Schedule 11(I) of the Loan Agreement (Affiliate Transactions) shall be amended and restated by the "Schedule 11(I) - Affiliate Transactions" attached hereto.

     4. Consummation of the Supplemental Equity Raises and Laurus Restructuring. Tarpon shall, and to the extent necessary shall cause Borrower and Steelbank to, diligently pursue and consummate the Supplemental Equity Raises and the Laurus Restructuring, in each case in accordance with the terms and conditions set forth in the Laurus Restructuring Letter Agreement. Without limiting the foregoing, Tarpon shall, and to the extent necessary shall cause Borrower and Steelbank to, comply with each of the following:

          (i) Tarpon shall consummate Supplemental Raise 1 on or prior to the Supplemental Raise 1 Deadline;

          (ii) Tarpon shall consummate both Supplemental Raise 2 and the Laurus Waiver and Conversion Agreement on or prior to the Supplemental Raise 2 Deadline; and

          (iii) Tarpon shall consummate both Supplemental Raise 3 and the Laurus Restructuring Amendment on or prior to the Supplemental Raise 3 Deadline.

     5. Permitted Uses of Proceeds From Supplemental Equity Raises. Subject to the terms of the Subordination Agreement, Tarpon shall use the proceeds of the Supplemental Equity Raises solely to fund:

          (i) as, when and to the extent required, working capital expenditures incurred by, or for the direct benefit of, Borrower and/or Steelbank in the ordinary course of business either directly or indirectly through equity distributions to Borrower and/or Steelbank, as applicable;

          (ii) payments to Laurus under the Laurus Secured Convertible Note as and when due in accordance with the terms of the Laurus Restructuring Letter Agreement; provided, that all such payments shall be applied to the Laurus Indebtedness in accordance with the terms of the Laurus Restructuring Letter Agreement; and

          (iii) from and after the latest to occur of the consummation of Supplemental Raise 3 or the consummation of the Laurus Restructuring Amendment (but not any time prior to such time notwithstanding the waiver of the Existing Senior Defaults or any provision to the contrary set forth in any of the Loan Agreement, the Subordination Agreement or any Laurus Restructuring Document), regularly scheduled payments of principal and interest due and owing to Laurus under the Laurus Secured Convertible Note on an unaccelerated basis as and when due thereunder.

     6. Effectiveness. This Agreement shall become effective at the time (the "Amendment Effective Date") that all of the following conditions precedent have been met (or waived), as determined by Lender in its sole discretion:

     a.   Tarpon  shall  have  duly   executed  and   delivered  to  Lender  the
          Reaffirmation of Guaranty as set forth behind the signature pages hereof;

     b. the execution, delivery and performance by Borrower and Tarpon of this Agreement shall have been duly authorized by all necessary corporate action, including, without limitation, pursuant to board resolutions in form and substance reasonably acceptable to Lender;

     c. Borrower and Tarpon each shall have delivered to Lender incumbency certificates in form and substance acceptable to Lender showing that each signatory to this Agreement on behalf of Tarpon and Borrower has the power and authority to execute and deliver this Agreement on such Persons' behalf and bind such Persons to the terms hereof;

     d. No Default or Event of Default (other than the Existing Senior Defaults to be waived upon the effectiveness hereof) shall have occurred and be continuing under this Agreement or the Steelbank Loan Agreement;

     e. Borrower shall have paid to Lender an amendment fee in immediately available funds equal to five tenths of one percent (0.5%) of the Maximum Loan Limit, or $45,000, which amendment fee shall be fully earned and non-refundable upon receipt by Lender; provided, however, that any fee previously paid to Lender pursuant to the terms of that certain commitment letter, dated March 20, 2007, by and among Borrower, Steelbank, Tarpon, Lender and LaSalle Canada, shall be credited against the amendment fee required to be paid pursuant to this subsection (e);

     f. Borrower shall have paid or reimbursed, as applicable, all other fees, costs and expenses due and owing to Lender under the Financing Agreements and/or this Agreement as of the date hereof; and

     g. Tarpon shall have consummated Supplemental Raise 1 in accordance with the terms of the Laurus Restructuring Letter Agreement and the commitment letter, dated as of March 20, 2007, by and among Lender, LaSalle Canada, Tarpon, Borrower and Steelbank (the "Commitment Letter").

     7. Updated Business Plan. On or prior to June 30, 2007, Tarpon shall, and to the extent necessary shall cause Steelbank to, prepare and deliver to Lender an updated business plan and related projections for Fiscal Years 2007 and 2008, each in a form acceptable to Lender.

     8. Representations and Warranties. Borrower and Tarpon each hereby represents and warrants to Lender that the representations and warranties made by it in the Financing Agreements (except to the extent any such representation or warranty is rendered untrue solely by virtue of the existence of any Event of Default as of the date hereof (prior to giving effect to this Agreement)) are true and correct as if made on the date hereof, and each further represents and warrants as follows:

     a. as of the date hereof, the Financing Agreements are in full force and effect, and except for the Events of Default to be waived pursuant to
          Section 2 hereof, Borrower is not in default in the payment of any sums, charges or obligations under the Financing Agreements or in the payment or performance of any covenants, agreements or conditions of Borrower contained in the Financing Agreements;

     b. except for the Events of Default to be waived pursuant to Section 2 hereof, Borrower is not in default in the performance or observance of any of its covenants, agreements and obligations under the Financing Agreements, nor is there any other Event of Default under the Financing Agreements or any event which, with notice or the passage of time, would constitute an Event of Default thereunder;

     c. Borrower and Tarpon each has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement;

     d. this Agreement constitutes a legal, valid and binding obligation of Borrower and Tarpon, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

     e. the execution, delivery and performance by Borrower and Tarpon of this Agreement has been duly authorized by all necessary corporate action, including, without limitation, pursuant to board resolutions in form and substance reasonably acceptable to Lender; and

     f. Supplemental Raise 1 has been consummated in accordance with the terms of the Laurus Restructuring Letter Agreement and the Commitment Letter.

     9. Counterparts. This Agreement may be executed in two or more counterparts (including any counterpart delivered by facsimile or other electronic transmission), each of which shall be deemed an original and all of which, taken together, shall constitute and be taken as one and the same instrument. None of the covenants, terms or conditions of this Agreement shall in any manner be altered, waived, modified, changed or abandoned, except by written instrument, duly signed and delivered by all the parties hereto.

     10. Integration; Third Party Beneficiaries. This Agreement contains the whole agreement between the parties hereto as to the subject matter hereof and there are no other terms, obligations, covenants, representations, warranties, statements or conditions, oral or otherwise, of any kind. This Agreement shall extend to, be obligatory upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. Other Agreement. This Agreement is one of the "Other Agreements," as defined in the Loan Agreement.

     12. Effect on Loan Agreement. Except as expressly amended or otherwise modified hereby, all of the terms, covenants, conditions, agreements, representations, warranties and other provisions contained in the Financing Agreements shall continue and remain unchanged and in full force and effect, are hereby ratified and confirmed and shall be enforceable against the Obligor parties thereto in accordance with their respective terms. All liens and security interests granted by any Obligor to Lender pursuant to or otherwise in connection with any Financing Agreement shall remain in full force and effect with the same validity, enforceability and priority as such liens and security interests have as of the date hereof. Without limiting the generality of the foregoing, nothing in this Agreement or any other agreement or instrument executed in connection herewith shall in any way waive, modify, alter, impair or otherwise affect any of Lender's rights under the Subordination Agreement, including, without limitation, any stay or other restrictions imposed thereby on
(i) any Obligor making, and Laurus accepting, payments on any Laurus Indebtedness or (ii) Laurus taking enforcement action against any Obligor or any Collateral. Borrower does hereby covenant and agree to pay and otherwise satisfy the Liabilities at the times and in the manner provided therein and otherwise to comply with all the terms, covenants, conditions and warranties contained therein, as amended from time to time.


                           [Signature pages to follow]

     In witness whereof, the parties hereto have duly executed this Fourth Amendment as of the day and year first above written.

                                 EUGENE WELDING CO., a Michigan corporation


                                 By:      /s/ James W. Bradshaw
                                      --------------------------------
                                      James W. Bradshaw, Chairman & CEO


                                 TARPON INDUSTRIES, INC., a Michigan corporation


                                 By:       /s/ James W. Bradshaw
                                      ---------------------------------
                                      James W. Bradshaw, Chairman & CEO


                                 LASALLE BANK MIDWEST N.A.,  successor to
                                 Standard Federal Bank, N.A., a national banking association


                                 By:       /s/
                                     ----------------------------------

                                     ----------------, ----------------










        [SIGNATURE PAGE TO WAIVER AND FOURTH AMENDMENT TO LOAN AGREEMENT
                         AND REAFFIRMATION OF GUARANTY]

                            REAFFIRMATION OF GUARANTY

     The undersigned, as guarantor of the indebtedness and other Liabilities of Eugene Welding Co. under the Loan Agreement and Other Agreements, pursuant to a certain Continuing Unconditional Guaranty executed by it on August 11, 2004, represents and warrants that: (i) such guaranty has not been modified or amended, nor have any provisions thereof been waived, nor is there existing any default thereunder, nor has there occurred any condition or event which, with the giving of notice or the passage of time, would result in a default thereunder, and the same is in full force and effect; and (ii) the undersigned has no claim or right of offset against LaSalle Bank Midwest N.A. as of the date hereof with regard to such guaranty, and waives all defenses to enforcement of the guaranty that it may have as of the date hereof. The undersigned hereby reaffirms, confirms and ratifies to LaSalle Bank Midwest N.A. all of the terms and provisions of such guaranty and each and every obligation thereunder.



                                 TARPON INDUSTRIES, INC., a Michigan corporation


                                 By:         /s/ James W. Bradshaw
                                      ---------------------------------
                                      James W. Bradshaw, Chairman & CEO

                     SCHEDULE 11(I) - AFFILIATE TRANSACTIONS

1. Borrower is currently indebted to Tarpon, in the aggregate amount of $1,450,000. The indebtedness was incurred for purposes of funding a portion of the acquisition of assets of C & W Manufacturing, Inc., d/b/a FENCEMaster, and for working capital purposes, and is not interest-bearing. Borrower may pay the indebtedness to Tarpon at any time, provided (i) at the time of such payment and immediately thereafter no Default or Event of Default shall occur, and (ii) all such amounts shall be applied by Tarpon, until the retirement thereof, to repayment of principal and accrued interest on the Laurus Indebtedness under the Laurus Secured Convertible Note.

2. Borrower has executed and delivered a Subsidiary Guaranty dated December 13, 2005, in favor of Laurus, by which it guaranties the Laurus Indebtedness with the Subsidiary Guaranty. To secure its obligations under the Subsidiary Guaranty, Borrower has executed and delivered in favor of Laurus a Master Security Agreement, a Stock Pledge Agreement and a Grant of Security Interests in Trademarks, each of the same date. Borrower may maintain such guaranty and agreements, subject to the Subordination Agreement.

3. From and after the later to occur of the consummation of Supplemental Raise 3 and the consummation of the Laurus Restructuring Amendment (but not any time prior to such time notwithstanding the waiver of the Existing Senior Defaults or any provision to the contrary set forth in any of the Loan Agreement, the Subordination Agreement or any Laurus Restructuring Document), Borrower may make loans to its shareholder, Tarpon, for the purpose of, and only to the extent necessary for, Tarpon paying: (a) working capital expenditures incurred by, or for the direct benefit of, Borrower and/or Steelbank in the ordinary course of business; and (b) scheduled payments of principal and interest under the Laurus Secured Subordinated Note, in each case on an unaccelerated basis as and when due thereunder (but only to the extent such subordinated note payments are not paid or payable from repayments of Tarpon's loans to Borrower and/or Steelbank as described in Section 14 of the Second Amendment to Loan Agreement dated December 13, 2005); provided, however, that each and every one of the following conditions must be satisfied (and Borrower and Tarpon shall have provided evidence reasonably satisfactory to Lender of such satisfaction) prior to the making of any such loan:

     (i) such loan is characterized as intercompany indebtedness payable by Tarpon to Borrower;

     (ii) all proceeds of such loan shall be used by Tarpon promptly upon the receipt thereof to pay expenditures permitted under the first sentence of this Paragraph 3;

     (iii) no payment to be made by Tarpon using proceeds of such loan shall violate any term of the Subordination Agreement;

     (iv) immediately after giving effect to such loan, the sum of: (a) Borrower's Excess Availability as of the date such loan is proposed to be made plus (b) Steelbank's "Excess Availability" (as defined in the Steelbank Loan Agreement) as of the date such loan is proposed to be made, plus (c) the aggregate cash on hand of Tarpon as of the date such loan is proposed to be made, shall equal an amount in excess of $1,000,000;

     (v) immediately after giving effect to such loan (assuming such loan was made on the last day of the applicable testing period), the Debt Service Coverage ratio of Borrower, Steelbank and their respective Subsidiaries, measured and tested on a combined basis, shall not be less than 1.10 to 1.00 for the following applicable periods: (a) during the first year following the Fourth Amendment Closing Date, such testing period shall run from and including the month in which the Fourth Amendment Closing Date occurred through and including the month immediately preceding the month in which such loan is proposed to be made, and (b) thereafter, such testing period shall be the trailing twelve month period ending on the last day of the month immediately preceding the month in which such loan is proposed to be made; and

     (vi) at the time of such loan and immediately after giving effect thereto, no Default or Event of Default shall then be continuing.

4. Borrower may incur indebtedness to Tarpon for the purposes permitted under, and in compliance with, clauses (i) or (iv) of subsection 13(b) of the Loan Agreement and may repay such indebtedness if at the time of such payment and immediately thereafter no Default or Event of Default is then continuing.

5. If Borrower receives cash advances from its shareholder, Tarpon, for the purpose of paying down the Revolving Loans to create sufficient availability for issuance of one or more Letters of Credit, Borrower may repay such advances to Tarpon, but only upon expiration or termination of an outstanding Letter of Credit that was issued in connection with such cash advances, and then only to the extent of the face amount of such expired or terminated Letter of Credit; provided, that at the time of such repayment and immediately thereafter no Default or Event of Default is then continuing.